                                                                 Exhibit EX-99.1

[BLONDER TONGUE LABORATORIES, INC. LOGO]                     One Jake Brown Road
                                                                   P.O. Box 1000
                                               Old Bridge, New Jersey 08857-1000
                                           Tel: 732-679-4000   Fax: 732-679-4353

FOR IMMEDIATE RELEASE                    CONTACT:     James A. Luksch
                                                      Chairman and
                                                      Chief Executive Officer
                                                      (732) 679-4000

                BLONDER TONGUE REPORTS 2005 THIRD QUARTER RESULTS
                     AND REALIGNMENT OF IT'S STRATEGIC PLAN

OLD BRIDGE, NEW JERSEY,  November 14, 2005 - Blonder Tongue  Laboratories,  Inc.
(AMEX: "BDR"), today announced its financial results for the third quarter ended
September 30, 2005.  The Company also  announced that it will record an increase in inventory  reserve in the third quarter as part of an overall  strategic plan to realign  products  and  services to meet  anticipated  future  demands in the marketplace.

Blonder  Tongue is  undertaking  a major plan to realign  products and services, streamline manufacturing capabilities, and expand sales channels internationally and domestically.  These initiatives were the subject of previous press releases announcing  new products such as the Cable Modem  Termination  System (CMTS) and the new Agile QAM  Modulator.  Also reported was the latest  initiative to begin manufacturing in the Peoples Republic of China.  These  initiatives are intended to respond to the significant changes taking place in communications  technology as the shift  from  analog to  digital  accelerates  and as the use of fiber and applications relying on VoIP expand, in future deployments for cable television, high speed data and voice in the US and internationally. In anticipation of this realignment,  the Company has  increased  its  inventory  reserve to reflect the anticipated  shift in  product  mix going  forward.  "The shift in  products  is evident in the sales of our Digital  products.  Third quarter 2005 Digital sales were $1,324,000  compared to $696,000 in the comparable  period in 2004." stated
Emily Nikoo, Vice President of Marketing.

Net sales for the third quarter 2005 were  $9,666,000,  as compared to net sales of  $11,215,000  reported in the third  quarter  2004.  The decrease in sales is primarily attributed to lower headend product sales. In addition,  net sales for the third three months of 2004 included the  recognition of $458,000 of revenues from the note  receivable  obtained by the Company in connection  with a sale of goods to a customer in September 2002.

Net loss on a GAAP basis for the third quarter 2005 was $(3,516,000), or ($0.44)
per  share,  compared  to a net  income of  $406,000  or $0.05 per share for the comparable  period  in  2004.  The  loss in 2005  includes  an  increase  to the inventory  reserve  of  $3,494,000  while the  comparable  period in 2004 had no increase in inventory reserve.  Excluding the inventory reserve adjustment,  the third quarter net loss would have been  ($22,000) in 2005 compared to net income of $406,000 for the same period in 2004.  "This non-cash charge will allow us to focus our  efforts on the more  current  product  offerings.  Along with our new credit facility with National City Business Credit, we believe we are taking the appropriate  steps  to  further  solidify  the  Company's  financial  position."
commented Eric Skolnik, Chief Financial Officer.

Commenting on the third quarter 2005 results,  James A. Luksch,  Chief Executive
Officer,  said, "The joint venture in China,  the new product  offerings and our new credit  facility,  set the stage for Blonder  Tongue to be more  dynamic and innovative.  Blonder  Tongue will  continue to provide  products  employing  the latest technology,  with the highest  performance to cost ratio in the industry.
Our investment in a facility in China that is within our control,  will allow us to deliver  the  superior  quality our  customers  expect  while  simultaneously increasing gross margins and  international  sales. This effort may also present us with  opportunities  to acquire  strategic  additions to our existing product lines."

Founded  in 1950,  Blonder  Tongue  Laboratories  is a  leading  U.S.  designer, manufacturer,  and  supplier  of  a  comprehensive  line  of  broadband  systems equipment and technical  engineering  services for Voice, Video and Data service providers.  With Blonder Tongue's optimized technologies,  simplified deployment
and  qualified  technical  assistance,   the  service  provider  reduces  costs,
increases   customer   satisfaction  and  increases   profitability.   For  more
information regarding Blonder Tongue or its products, please visit the Company's
Web site at  www.blondertongue.com  or contact  the  Company  directly  at (732)
679-4000.

"Safe Harbor"  Statement under the Private  Securities  Litigation Reform Act of
1995: The information set forth above includes "forward-looking"  statements and accordingly,  the cautionary  statements  contained in Blonder  Tongue's  Annual
Report  and Form  10-K/A  for the year  ended  December  31,  2004  (See Item 1:
Business and Item 7: Management's Discussion and Analysis of Financial Condition
and  Results  of  Operations  and Risk  Factors),  and  other  filings  with the
Securities and Exchange  Commission are  incorporated  herein by reference.  The words "believe",  "expect",  "anticipate",  "project",  and similar  expressions identify  forward-looking  statements.  Readers are cautioned not to place undue
reliance  on  these  forward-looking  statements,   which  reflect  management's
analysis only as of the date hereof.  Blonder Tongue undertakes no obligation to
publicly   revise  these   forward-looking   statements  to  reflect  events  or
circumstances that arise after the date hereof.  Blonder Tongue's actual results may differ  from the  anticipated  results or other  expectations  expressed  in
Blonder Tongue's "forward-looking" statements.

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                        Blonder Tongue Laboratories, Inc.
                    Consolidated Summary of Operating Results
                      (in thousands, except per-share data)
                                   (unaudited)

                                        Three months ended       Nine months ended
                                           September 30,           September 30,
                                      ----------------------- -----------------------
                                         2005         2004       2005        2004

Net sales                               $9,666      $11,215    $28,343     $30,661
Gross profit (loss)                        (53)       3,580      5,333       9,601
Earnings (loss) from operations         (3,271)         660     (4,215)        785
Net earnings (loss)                     (3,516)         406     (5,047)        245
Net earnings (loss) per share:
   Basic                                $(0.44)       $0.05     $(0.63)      $0.03
                                        $(0.44)       $0.05     $(0.63)      $0.03
Diluted
Weighted average shares outstanding:
   Basic                                 8,015        8,002      8,015       7,995
   Diluted                               8,015        8,026      8,015       8,033

                       Consolidated Summary Balance Sheets
                                 (in thousands)

                                        September 30, 2005     December 31, 2004
                                           (unaudited)

Current assets                                $15,871                $16,006
Property, plant, and equipment, net             6,199                  6,214
Total assets                                   32,576                 38,156
Current liabilities                             8,157                  5,403
Long-term liabilities                           2,543                  5,830
Stockholders' equity                           21,876                 26,923

Total liabilities and
 stockholders' equity                         $32,576                $38,156

                                       -3-